UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2003

CHINA WORLD TRADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-26119
(Commission File Number)

87-0629754
(I.R.S. Employer Identification No.)

3rd Floor, Goldlion Digital Network Center
138 Tiyu Road East, Tianhe
Guangzhou, The PRC 510620
(Address of Principal Executive Offices) (Zip Code)

011-8620-3878-0286
(Registrant's Telephone Number, Including Area Code)

Former Name or Former Address, if changed since last report

    This Current Report on Form 8-K/A is filed by China World Trade Corporation, a Nevada corporation (the “Registrant”), in connection with the matters described herein. It is being filed at the request of the Commission to amend a Current Report on Form 8-K filed by the Registrant with the Commission on May 5, 2003 (the “Original Form 8-K”), in order to respond to the Commission’s comments on Item 4 of the Original Form 8-K which were sent by the Commission by letter dated June 13, 2003. Such letter was never received by the Registrant. As a result, Item 4 of the Original Form 8-K is now being amended and restated in its entirety. The remainder of the text of the Original Form 8-K is not being amended by this filing, and, accordingly, it is hereby incorporated by reference.

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

    On May 2, 2003, the Registrant dismissed Robison, Hill & Co. (‘RH&C”) as its independent certifying accountant. RH&C had been the independent registered public accounting firm for and audited the consolidated financial statements of the Registrant as of September 30, 2001 and September 30, 2002. The reports of RH&C on the consolidated financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph relating to the Registrant’s ability to continue as a "going concern." The decision to change accountants was approved unanimously by the Board of Directors of the Registrant.

    In connection with the audits for the two most recent fiscal years and in connection with RH&C’s review of the subsequent interim periods through the date of dismissal on May 2, 2003, there have been no disagreements between the Registrant and RH&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RH&C, would have caused RH&C to make reference thereto in their report on the Registrant’s financial statements for these fiscal years.

    The Registrant has made the contents of this Form 8-K filing available to RH&C and requested it to furnish a letter to the Securities and Exchange Commission as to whether RH&C agrees or disagrees with, or wishes to clarify the Registrant’s expression of its views. A copy of RH&C’s letter to the Commission is included as an exhibit to this filing.

    On May 2, 2003, the Registrant engaged Moores Rowland Mazars, Chartered Accountants, as its independent registered public accounting firm. The Registrant had not consulted with Moores Rowland Mazars regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither written nor oral advice was provided that would be an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issues.

ITEM 9.01                          FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

16.1	Letter from Robinson, Hill & Co. to the Securities and Exchange Commission dated June 24, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA WORLD TRADE CORPORATION

Date: June 24, 2005	By:	/s/ John H.W. Hui
John H.W. Hui Chief Executive Officer

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